                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                              JOINT CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 March 31, 1999


                              MEDITRUST CORPORATION
             (Exact Name of Registrant as specified in its charter)

          Delaware                      0-9109                95-3520818
(State or other jurisdiction        (Commission File        (I.R.S. Employer
     of incorporation)                  Number)            Identification No.)

                 197 First Avenue, Suite 300, Needham, MA 02494
              (Address of principal executive offices and zip code)

                                 (781) 433-6000
              (Registrant's telephone number, including area code)



                           MEDITRUST OPERATING COMPANY
             (Exact Name of Registrant as specified in its charter)

         Delaware                         0-9110                95-3419438
(State or other jurisdiction         (Commission File        (I.R.S. Employer
    of incorporation)                     Number)            Identification No.)

                 197 First Avenue, Suite 100, Needham, MA 02494
              (Address of principal executive offices and zip code)

                                 (781) 453-8062
              (Registrant's telephone number, including area code)

     This Form 8-K/A amends Item 7 of the Current Report on Form 8-K of Meditrust Corporation and Meditrust Operating Company (collectively, the "The Meditrust Companies") previously filed with the Securities and Exchange Commission on April 15, 1999.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (B)      PRO FORMA FINANCIAL INFORMATION

     Regulation S-X promulgated by the Securities and Exchange Commission does not require the filing of pro forma financial information regarding the transaction reported in Item 2 of The Meditrust Companies' Current Report on Form 8-K previously filed with the Securities and Exchange Commission on April 15, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 1999                     MEDITRUST CORPORATION

                                        By: /S/ MICHAEL S. BENJAMIN
                                           ------------------------------
                                            Name: Michael S. Benjamin
                                            Title: Senior Vice President


                                        MEDITRUST OPERATING COMPANY

                                        By: /S/ WILLIAM C. BAKER
                                           ------------------------------
                                            Name: William C. Baker
                                            Title: President






                                        3